Exhibit 10.6

VenCore Solutions LLC
4500 SW Kruse Way, Suite 350 o Lake Oswego, OR 97035
503.699.4997 o FAX:  503.675.3136

                             MASTER LEASE AGREEMENT
                                   NUMBER 4406

LESSEE NAME AND ADDRESS                                  LESSOR NAME AND ADDRESS
QUINTEK TECHNOLOGIES, INC.                                 VenCore Solutions llc
17951 LYONS CIRCLE                                   500 SW KRUSE WAY, SUITE 350
HUNTINGTON BEACH, CA 92647                                 LAKE OSWEGO, OR 97035

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                              Terms and Conditions
1.       LEASE LINES AND LEASES.

a) Lease Lines. LESSOR and LESSEE hereby agree that LESSOR will acquire and lease to LESSEE, EQUIPMENT with an aggregate value of up to the amount specified under "Approved Amount of Lease Line" on the Lease Line Schedule attached as Exhibit A-1 to this Master Lease Agreement (such commitment is referred to as a "LEASE LINE"). From time to time, LESSOR and LESSEE may (but are under no obligation to) agree to establish one or more additional LEASE LINES pursuant to which LESSOR agrees to acquire and lease to LESSEE, EQUIPMENT with an aggregate value of up to the amount specified for each such LEASE LINE. For each LEASE LINE agreed by the parties, LESSOR and LESSEE will execute an additional Exhibit A to this Master Lease Agreement, and each such Exhibit A will be numbered sequentially (i.e., designated as Exhibit A-2, Exhibit A-3, etc.) and will incorporate the terms of this Master Lease Agreement. No LEASE LINE shall be established, and LESSOR shall have no liability or obligation under any LEASE LINE, unless and until the appropriate Exhibit A is executed by both LESSOR and LESSEE.

b) Leases. LESSOR and LESSEE agree that the terms of this Master Lease Agreement shall apply to and be incorporated by reference in one or more Lease Schedules, each of which reference(s) the Master Lease Agreement Number indicated above. The word "LEASE" shall mean any one of the individual Lease Schedules executed hereunder, each of which shall incorporate the terms and conditions of this Master Lease Agreement (including the terms specified on the applicable Exhibit A hereto, as determined below) and shall be evidenced by the original Lease Schedule and an attached copy of this Master Lease Agreement. The word "LEASES" shall mean all of the individual Lease Schedules executed under and incorporating the terms of this Master Lease Agreement collectively. The word "EQUIPMENT" shall mean (i) for purposes of each LEASE, the EQUIPMENT, which is the subject of such LEASE, as defined and described in the applicable Lease Schedule, and/or (ii) all of the EQUIPMENT subject to all of the LEASES, collectively, in each case as the context may require. Each Lease Schedule will include an EQUIPMENT description, the EQUIPMENT location, the minimum lease term and payment and security deposit information. Each LEASE shall be enforceable upon execution by LESSEE and subsequent counter-signature by LESSOR indicating acceptance. By entering into each Lease Schedule, LESSOR and LESSEE agree that (i) the transaction effected by the Lease Schedule constitutes a lease funding by LESSOR under the LEASE LINE then in effect, (ii) LESSOR's remaining funding obligations under the

Master Lease Agreement
Confidential                                                   ________(initial)
                                       1
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         applicable  LEASE  LINE  shall be  reduced  accordingly,  and (iii) the
         initial   lease   period,   the  initial  rent  payment   amount,   the
         documentation   fees,   the  security   deposit   payment  and  release
         requirements, the renewal rent payment amounts applicable to the LEASE shall be determined pursuant to the applicable LEASE LINE, as outlined on the Exhibit A to this Master Lease Agreement which specifies a "Date of Lease Line Approval" occurring on or before the date of the Lease Schedule and a "Funding Expiration Date" occurring after the date of acceptance of the Lease Schedule by LESSOR, and shall be set forth with specificity on the applicable Lease Schedule.

2. RENTAL PAYMENTS. Unless otherwise agreed in writing, each regular periodic payment of rent due during the term of each LEASE shall be due on either the tenth (10th) day of the month or the twenty-fifth (25th) day of the month (the "billing date"). The first billing date under each LEASE where LESSEE's acceptance occurred after the twentieth
         (20th) day of the month and prior to the sixth (6th) day of the following month shall be the tenth (10th) day of the month immediately following LESSEE's acceptance of the EQUIPMENT, or, if LESSEE's acceptance occurs after the fifth (5th) day of a month and prior to the twenty-first (21st) day of the month, then the first billing date shall be the twenty-fifth (25th) day of the month that LESSEE completed its acceptance of the EQUIPMENT. On the date of acceptance of EQUIPMENT by LESSEE, LESSEE shall pay to LESSOR pro rated rent, together with applicable taxes, from the date of acceptance of the EQUIPMENT until the first billing date as interim rent. In addition, LESSEE shall pay to LESSOR, on demand by LESSOR, an amount equal to one thirtieth (1/30) of the proportional monthly rental payment per day for any amount funded by LESSOR prior to acceptance of the EQUIPMENT by LESSEE as additional interim rent. LESSEE agrees to pay rent for the minimum term specified on the Lease Schedule, commencing on the first billing date and continuing until the EQUIPMENT is returned to LESSOR on expiration or earlier termination of the LEASE. Each periodic rental installment shall be the sum set forth on the applicable Lease Schedule, plus any applicable sales and/or use taxes, and shall, at LESSOR's option, include a pro rata portion of that year's property tax. Payments shall be made by LESSEE at LESSOR's address set forth herein or as otherwise directed by LESSOR. LESSEE shall not abate, set off, deduct any amount or reduce any payment for any reason without the prior written consent of LESSOR. Payments are delinquent if not in LESSOR's possession by the due date.

3. COMMENCEMENT AND TERMINATION. The LEASE term shall commence on acceptance of the EQUIPMENT by LESSEE. The LEASE shall terminate on the expiration of its minimum term in months as set forth in the Lease Schedule following the first billing date and the fulfillment of all obligations of LESSEE thereunder or upon notice by LESSOR in the case of LESSEE default. In the event LESSEE retains part or all of the EQUIPMENT beyond the term of the LEASE, then the terms of the LEASE shall stay in effect during such hold-over period, subject to LESSOR's right on default to terminate the LEASE.

4. NO WARRANTIES BY LESSOR. LESSOR makes no warranty, express, implied or statutory, as to any matter whatsoever, including, without limitation, the condition of the EQUIPMENT, its merchantability or its fitness for any particular purpose, and as to LESSOR, LESSEE leases the EQUIPMENT "AS IS".


Master Lease Agreement
Confidential                                                   ________(initial)

                                       2
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5.       CHOICE OF LAW,  VENUE AND  JURISDICTION.  The LEASE  shall be deemed to have been made and shall be construed in accordance with the laws of the State of Oregon. Any and all suits or actions to enforce or for breach of the LEASE must be instituted and maintained in Multnomah County, State of Oregon, and LESSEE expressly agrees to submit to personal jurisdiction in such venue.

6. ASSIGNMENT. Without LESSOR's prior written consent, LESSEE shall not assign, transfer, pledge, hypothecate or otherwise dispose of the LEASE, any interest therein, or sublease or loan the EQUIPMENT or permit it to be used by anyone other than LESSEE or LESSEE's qualified employees. LESSOR may assign the LEASE and/or grant a security interest in the EQUIPMENT, in whole or in part, to one or more assignees, without notice to LESSEE. LESSOR's assignee(s) and/or the secured party(ies) may reassign the LEASE, and/or such security interest without notice to LESSEE. Each such assignee and/or such secured party shall have all rights of LESSOR under the LEASE, but no such assignee or secured party shall be bound to perform any obligation of LESSOR. LESSEE shall recognize each such assignment and shall not assert against any assignee and/or secured party any defense, counterclaim or setoff it may have against LESSOR. LESSEE acknowledges that any assignment or transfer by LESSOR shall not materially change LESSEE's duties or obligations under the LEASE nor materially increase the burdens or risks imposed on LESSEE.

7. SELECTION AND ACCEPTANCE OF EQUIPMENT. LESSEE has selected both the EQUIPMENT and the supplier(s) from whom LESSOR is to purchase the EQUIPMENT. LESSEE shall arrange for transportation, delivery and installation of the EQUIPMENT at LESSEE's expense. LESSEE acknowledges that it has examined the EQUIPMENT as fully as it desires. If the EQUIPMENT is not properly installed, its delivery is delayed, it does not operate as represented by the supplier(s) or it is unsatisfactory for any reason, LESSEE shall make no claim on account thereof against LESSOR. LESSEE authorizes LESSOR to insert in the LEASE or other documents the serial numbers and other identification information for the EQUIPMENT as determined by LESSOR.

8. SUPPLIER/BROKER NOT AGENT OF LESSOR. LESSEE understands and agrees that neither the supplier(s), nor any salesperson or agent of the supplier(s), is an agent of LESSOR. LESSEE further agrees that if any transaction hereunder is presented to LESSOR by a lease broker, that such broker is acting as an agent of LESSEE and is not an agent of LESSOR. No salesperson or agent of the supplier(s) or broker(s) is authorized to waive or alter any term or condition of the LEASE, and no representation as to the EQUIPMENT or any matter by the supplier(s) or broker(s) shall in any way affect LESSEE's duty to pay rent and perform its other obligations set forth in the LEASE.

9. SECURITY DEPOSIT. Security deposits received by LESSOR are to guarantee prompt and full payment of rent and the faithful and timely performance of all provisions of the LEASE by LESSEE. Security deposits secure all obligations of LESSEE to LESSOR under the LEASES or otherwise. Unless otherwise specified in the applicable Exhibit A to this Master Lease Agreement or in another instrument in writing signed by LESSOR and LESSEE, no interest will accrue on the security deposit to the account of LESSEE. If LESSEE is not in default under any agreement with LESSOR, the security deposit shall be returned to LESSEE per the terms

Master Lease Agreement
Confidential                                                   ________(initial)

                                       3
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         specified in the applicable Exhibit A to this Master Lease Agreement or such other instrument in writing signed by LESSOR and LESSEE. In the event LESSEE defaults on any of its obligations to LESSOR, LESSOR shall have the right, but shall not be obligated, to apply the security deposit to cure such default, and if so applied, LESSEE shall, within ten (10) days, restore the security deposit to the full amount held by LESSOR prior to any application to cure such default.

10. CANCELLATION FOR NON-DELIVERY. If, within 30 days after the LEASE is signed by LESSEE, the EQUIPMENT has not been delivered to and accepted by LESSEE and if LESSOR has accepted the LEASE by signing, LESSOR, by written notice to LESSEE, shall have the option at any time thereafter to terminate LESSOR's obligation, if any, to lease the subject EQUIPMENT to LESSEE.

11. LEASE TERMINATION OPTIONS. Upon LEASE termination, and provided LESSEE is not in default, LESSEE will have an option to purchase all, but not less than all, of the EQUIPMENT, renew the term of the LEASE, or return all, but not less than all, of the EQUIPMENT to LESSOR, as set forth in the Exhibit A-1 to the Master Lease Agreement.

12. OWNERSHIP. The EQUIPMENT shall at all times remain the personal property of LESSOR. LESSEE will at all times protect and defend, at its own cost and expense, the ownership of LESSOR against all claims, liens and legal processes of creditors of LESSEE and other persons, and keep the EQUIPMENT free and clear from all such claims, liens and processes. If the LEASE is deemed at any time to be one intended as security or should LESSOR agree at any time to sell the EQUIPMENT to LESSEE, LESSEE agrees that the EQUIPMENT shall secure, in addition to the indebtedness set forth in the LEASE, indebtedness at any time owing by LESSEE to LESSOR. Notwithstanding any other terms and conditions of the LEASE, in the event that the EQUIPMENT includes computer software, LESSEE agrees that LESSOR has not had, does not have, nor shall have any title to such computer software. LESSEE may have executed or may execute a separate software license agreement(s) and LESSEE agrees that LESSOR is not a party to nor responsible for any performance with regard to such license agreement(s).

13. OCATION AND RIGHT OF INSPECTION. The EQUIPMENT shall be kept at the location specified on the Lease Schedule or, if none is specified, at LESSEE's address as set forth therein, and shall not be removed from there without LESSOR's prior written consent. LESSOR shall have the right at any time during normal business hours and upon reasonable notice to inspect the EQUIPMENT and for that purpose have access to the location of the EQUIPMENT.

14. USE AND OPERATION. LESSEE shall use the EQUIPMENT in a careful manner and shall comply with all laws relating to its possession, use and maintenance. LESSEE represents that the EQUIPMENT shall be used in its business or commercial concern and that no item of EQUIPMENT will be used for personal, family or household purposes.

15. REPAIRS AND ALTERATIONS. LESSEE shall at its own expense maintain the EQUIPMENT in good repair, appearance and functional order. LESSEE agrees to comply with all maintenance schedules and procedures recommended by the manufacturer of the EQUIPMENT and, if available, purchase or otherwise enter into and adhere to dealer maintenance contracts. LESSEE shall not make any alterations, additions or improvements to the EQUIPMENT without LESSOR's prior written consent. All alterations, additions or improvements made to the EQUIPMENT shall belong to LESSOR.

Master Lease Agreement
Confidential                                                   ________(initial)

                                       4
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16.      LOSS AND  DAMAGE.  LESSEE  shall bear the entire  risk of loss,  theft, damage or destruction of the EQUIPMENT from any cause whatsoever and, as between LESSOR and LESSEE, unless otherwise agreed between the parties, LESSEE shall bear that risk of loss during transportation and delivery, and LESSEE shall arrange and pay for transportation and delivery. No loss, theft, damage or destruction of the EQUIPMENT shall relieve LESSEE of the obligation to pay rent or to comply with any other obligation under the LEASE. In the event of damage to any item of EQUIPMENT, LESSEE shall immediately place the same in good repair at LESSEE's expense. If either LESSOR or LESSEE determines that any item of EQUIPMENT is lost, stolen, destroyed or damaged beyond repair, LESSEE shall, at LESSEE's option: (a) replace the same with like EQUIPMENT in good repair, acceptable to LESSOR; or (b) pay LESSOR a sum equal to (i) all amounts due by LESSEE to LESSOR under the LEASE up to the date of the loss, (ii) the unpaid balance of the total rent for the remaining term under the LEASE which is attributable to said item of EQUIPMENT, and (iii) an amount equal to eighteen percent (18%) of the original cost of said item of EQUIPMENT, which the parties agree shall represent the fair market value of LESSOR's residual interest in said item of EQUIPMENT. The amounts in (ii) and (iii) shall be discounted to present value at a discount rate of six percent (6%) per annum.

17. INSURANCE. LESSEE shall provide and maintain primary insurance against loss, theft, damage or destruction of the EQUIPMENT in an amount not less than the full replacement value of the EQUIPMENT, with loss payable to LESSOR and with zero deductible. At LESSOR's request, LESSEE also shall provide and maintain primary comprehensive general all risk liability insurance. Such insurance shall include, but shall not be limited to, product liability coverage, insuring LESSOR and LESSEE, with a severability of interest endorsement or its equivalent, against any and all loss or liability for all damages, either to persons, property or otherwise, which might result from or happen in connection with the condition, use or operation of the EQUIPMENT, with such limits and with an insurer satisfactory to LESSOR. Each policy shall expressly provide that the insurance as to LESSOR shall not be invalidated by any act, omission or neglect of LESSEE and cannot be canceled without thirty (30) days written notice to LESSOR. As to each policy, LESSEE shall furnish to LESSOR a certificate of insurance from the insurer evidencing the insurance coverage required by this Section. If LESSEE fails to procure or maintain such insurance, LESSOR shall have the right, but shall not be obligated, to obtain such insurance as to LESSOR's and/or LESSEE's interests. In that event, LESSEE shall repay to LESSOR the cost thereof with the next payment of rent, together with late charges as set forth in Section 24. For all EQUIPMENT leased by LESSOR to LESSEE, LESSEE irrevocably appoints LESSOR as LESSEE's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under such insurance policy(ies). All obligations of this Section shall extend throughout the term of the LEASE and until the EQUIPMENT is returned to LESSOR.

18. LIENS AND TAXES. LESSEE shall keep the EQUIPMENT free and clear of all levies, liens and encumbrances. LESSEE shall pay LESSOR, on or before the due date, all charges and taxes, local, state or federal, which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the EQUIPMENT, excluding, however, all taxes on LESSOR's income. If LESSEE fails to pay said charges or taxes to LESSOR when due, LESSOR shall have the right, but shall not be obligated, to pay said charges or taxes, and add the same to the next payment of rent, together with late charges as set out in Section 24. LESSEE agrees to pay a reasonable fee to LESSOR for the processing of property tax payments.
Master Lease Agreement
Confidential                                                   ________(initial)
                                       5
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19.      INDEMNITY.  LESSEE  shall  indemnify  LESSOR  against,  and hold LESSOR harmless from, any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney fees, arising in connection with the EQUIPMENT, including, without limitation, its manufacture, selection, purchase, delivery, possession, use, operation or return and the recovery of claims under insurance policies thereon. This indemnity provision shall survive termination, cancellation or breach of the LEASE.

20. MISCELLANEOUS REPRESENTATIONS OF LESSEE. LESSEE and any guarantor of the LEASES shall provide LESSOR with such corporate resolutions, financial statements, and all other documents regarding the financial or credit condition of LESSEE or any guarantor, which LESSOR may request from time to time. LESSEE represents and warrants that all credit and financial information submitted to LESSOR in connection with the LEASES is materially true and correct in all respects. LESSEE agrees that LESSOR and/or its assigns may at any time investigate the credit-worthiness of LESSEE using all available means.

21. FINANCIAL STATEMENTS AND FIXED ASSET LISTS. So long as any monies are owed by LESSEE to LESSOR under the terms of any LEASE, and/or until all terms under each LEASE have been fulfilled, LESSEE will provide LESSOR with financial statements on a monthly basis and will provide LESSOR with fixed asset lists on a quarterly basis. LESSEE represents and warrants that all credit and financial information submitted to LESSOR in connection with the LEASE is materially true and correct in all respects.

22. UNIFORM PERSONAL PROPERTY LEASING ACT. To the extent permitted by applicable law, and to the extent the LEASE is governed by the law of a jurisdiction which has adopted a version of the Uniform Personal Property Leasing Act (also known as "Uniform Commercial Code -
         Leases"), the parties hereto agree that: (1) the provisions thereof conferring remedies upon a LESSEE or imposing obligations upon a LESSOR shall not apply to the LEASE, its interpretation, or its enforcement; and (2) each LEASE is a Finance Lease as defined by Uniform Commercial Code - Section 2A-103(g). LESSEE acknowledges that LESSEE has reviewed and approved any written Supply Contract(s) covering the EQUIPMENT purchased from the Supplier(s) for lease to LESSEE. LESSEE further acknowledges that LESSOR has informed or advised LESSEE, in writing, either previously or in the LEASE, of the following: (a) the identity of the Supplier(s); (b) that the LESSEE may have rights under the Supply Contract(s); and (c) that the LESSEE may contact the Supplier(s) for a description of any such rights LESSEE may have under the Supply Contract(s).

23. FINANCING STATEMENTS. At the request of LESSOR, LESSEE will join LESSOR in executing financing statements pursuant to the Uniform Commercial Code. For any and all EQUIPMENT leased by LESSOR to LESSEE, LESSEE hereby authorizes LESSOR or its agents or assigns to execute financing statements on LESSEE's behalf, and to file such financing statements in all jurisdictions where such execution and filing is permitted. It is agreed that a carbon or photocopy of any financing statement may be filed in place of the original and that a copy hereof may be filed as a financing statement.

24. LATE CHARGES AND INTEREST. If LESSEE fails to pay LESSOR any amount when due or, in the case of an amount due to one other than LESSOR, if LESSOR pays an amount on LESSEE's behalf, then LESSEE shall pay LESSOR a late charge of five percent (5%) of such amount for each calendar month or part thereof for which rent or other sum shall be delinquent

Master Lease Agreement
Confidential                                                   ________(initial)
        or shall have been paid by LESSOR on LESSEE's behalf. LESSEE also agrees to pay LESSOR the sum of thirty-five dollars ($35.00) for each check of LESSEE's returned uncollectable by LESSEE's bank. The amount of any charges assessed hereunder shall be added to and become part of the next rental payment or shall be separately invoiced, at LESSOR's option. Interest shall accrue on any unpaid or unreimbursed amounts at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the due date until paid by LESSEE.

25. TIME IS OF THE ESSENCE. Time is of the essence of the LEASE. This provision shall not be waived by the acceptance on occasion of late or defective performance.

26. DEFAULT. LESSEE shall be in default if (a) LESSEE shall fail to pay rent or any other amount provided for under the LEASE within ten (10) days after the same becomes due and payable; or (b) LESSEE fails to observe, keep or perform any other provision of the LEASE or of any other agreement with LESSOR, and such failure shall continue for a period of ten (10) days; or (c) LESSEE shall abandon the EQUIPMENT; or
         (d) except as inconsistent with Federal Bankruptcy Law, any proceeding in bankruptcy, receivership or insolvency shall be commenced against LESSEE or its property or any guarantor or such guarantor's property, LESSEE or any guarantor files voluntarily for bankruptcy or reorganization, or LESSEE or any guarantor makes an assignment for the benefit of its creditors; or (e) LESSEE or any guarantor makes any material misrepresentation or materially false statement as to its credit or financial standing in connection with the execution or the further performance of the LEASE; or (f) any attachment or execution be levied on any of LESSEE's property; or (g) LESSEE permits any other entity or person to use the EQUIPMENT without the prior written consent of LESSOR; or (h) in the business and affairs of LESSEE or any guarantor there occurs a material change which shall impair the security of the EQUIPMENT or increase LESSOR's credit risk involved in the LEASE; or (i) LESSEE moves any EQUIPMENT under LEASE to any location outside of the United States and/or moves any EQUIPMENT under LEASE to any other location not previously authorized in writing by LESSOR.

27. REMEDIES. In the event of LESSEE default, LESSOR shall have the right and option, but shall not be obligated, to exercise any one or more of the following remedies, which remedies or any of them may be exercised by LESSOR without notice to LESSEE and without any election of remedies by LESSOR and, if the obligations of LESSEE are guaranteed by a guarantor or guarantors, LESSOR shall not be obligated to proceed against any such guarantor or guarantors before resorting to its remedies against LESSEE under the LEASE: (a) to the extent permitted under applicable law, LESSOR and/or its agents may, without notice or legal process, enter onto any premises of or under control of LESSEE or any agent of LESSEE where the EQUIPMENT may be or is believed to be located and repossess the EQUIPMENT, disconnecting and separating all thereof from any other property, using all means necessary or permitted by law, LESSEE hereby expressly waiving any right of action of any kind whatsoever against LESSOR arising out of such access to or removal, repossession or retention of the EQUIPMENT; (b) LESSOR may declare all sums due and to become due under the LEASE immediately due and payable and institute litigation to collect the same; (c) LESSOR may institute litigation to collect all rents and other amounts due as of the date of such default together with any sums that may accrue up to the date of trial; (d) LESSOR may institute litigation to specifically enforce the

Master Lease Agreement
Confidential                                                   ________(initial
         terms of the LEASE; (e) LESSOR may terminate the LEASE; (f) LESSOR may require LESSEE to return the EQUIPMENT pursuant to Section 11; and/or
         (g) LESSOR may pursue any other remedy now, or hereafter, existing in law or equity. However, damages for any future rentals and/or LESSOR's residual value in the EQUIPMENT shall be discounted to present value at a discount rate equal to six percent (6%) per annum. In the event of any default by LESSEE under the LEASE, LESSOR may at its sole discretion, although it shall not be obligated to do so, sell the EQUIPMENT at a private or public, cash or credit sale, or may re-let the EQUIPMENT for a term and a rental which may be equal to, greater than, or less than provided in the LEASE. Any proceeds of sale or any rental payments received under the new lease, less LESSOR's expenses of taking possession, reasonable attorney fees and/or collection fees, storage and/or reconditioning costs, the costs of sale or re-letting, and less LESSOR's FMV residual in the EQUIPMENT, shall be applied to LESSEE's obligations under the LEASE, and LESSEE shall remain liable for the balance. LESSEE's liability shall not be reduced by reason of any failure of LESSOR to sell or re-let.

28. EXPENSES OF ENFORCEMENT, ATTORNEY FEES. In the event of any default, LESSEE shall pay LESSOR a sum equal to all expenses, including attorney fees, if any, incurred by LESSOR in connection with the enforcement of any of LESSOR's remedies and all expenses of repossessing, storing, repairing, and selling or re-letting the EQUIPMENT together with interest on such amount at the maximum rate allowable by law or eighteen percent (18%), whichever is less, from the date such amount is paid by LESSOR. In the event litigation is instituted to enforce any of the terms of the LEASE, the prevailing party shall be entitled to recover from the other party such sum as the court may judge reasonable as attorney fees at trial and upon appeal, in addition to all other sums provided for by law.

29. SUCCESSOR INTERESTS. Subject to any prohibition against assignment contained herein, each LEASE shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. As used in each LEASE, the term "LESSOR" shall include any assignee or secured party of LESSOR where appropriate.

30. MULTIPLE LESSEES. If more than one LESSEE is named herein, the reference to LESSEE refers to each and the liability of each shall be joint and several.

31. NOTICES. Any written notice or demand under the LEASE may be given to a party by mail at its address set forth on the Lease Schedule or at such address as the party may provide in writing from time to time. Notice and demand so made shall be effective when deposited in the United States mail duly addressed with postage prepaid.

32. WAIVER. Failure of LESSOR at any time to require performance of any provision of the LEASE shall not limit any right of LESSOR to enforce that provision, nor shall any waiver by LESSOR of any breach of any provision be a waiver of any succeeding breach of that provision or a waiver of that provision itself or any other provision.

33. NUMBER AND CAPTIONS. As used herein, the singular shall include the plural, and the plural the singular. All captions used herein are intended solely for convenience of reference and shall in no way limit or explain any of the provisions of the LEASE.

Master Lease Agreement
Confidential                                                   ________(initial)

34. DUPLICATE ENFORCEABLE AS ORIGINAL. LESSEE hereby consents to the use of each original Lease Schedule, along with a photocopy of the fully executed Master Lease Agreement, for all purposes including, but not limited to, evidence the applicable LEASE in litigation or any other judicial proceeding.

35. SEVERABILITY. If any provision of the LEASE is held invalid, such invalidity shall not affect other provisions, which can be given effect without the invalid provision.

36. ENTIRE AGREEMENT. This Master Lease Agreement and each Lease Schedule, represent the entire, final and complete agreement of the parties pertaining to the lease of the EQUIPMENT under such LEASE and supersedes or replaces all written and oral agreements heretofore made or existing by and between the parties or their representatives insofar as the lease of the EQUIPMENT is concerned, and no modification or addition to the LEASE shall be binding unless agreed by a corporate officer, against whom enforcement is sought.

--------------------------------------------------------------------------------



                           PLEASE REQUEST ANY CHANGES


LESSEE ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND CONDITIONS CONTAINED IN THIS MASTER LEASE AGREEMENT AND THAT THESE TERMS AND CONDITIONS SHALL GOVERN EACH LEASE ENTERED INTO BY THE PARTIES.

--------------------------------------------------------------------------------------------------------------------------

     LESSOR                    Date   September 8, 2004             LESSEE                    Date   August 16, 2004
                                      --------------------                                           ---------------------
      VenCore Solutions llc                                         QUINTEK TECHNOLOGIES, INC.
      ----------------------------------------------------          ------------------------------------------------------
                                                                    FULL LEGAL NAME OF LESSEE


     BY:    /s/ JAMES PAUL JOHNSON, SR. VP                          BY:    /s/ ROBERT STEELE                   CHAIRMAN/CEO
            ----------------------------------------------                 -----------------------------------------------

         James Paul Johnson,  Senior Vice  President  ROBERT STEELE (TITLE) THIS
MASTER LEASE AGREEMENT WILL NOT BIND LESSOR OR BECOME EFFECTIVE

                                                                    BY:
                                                                           -----------------------------------------------

UNTIL AND UNLESS LESSOR ACCEPTS IT BY SIGNING ABOVE.                                                     (TITLE)

                                                                    BY:    /s/ ANDREW HAAG               CFO
                                                                           -----------------------------------------------
                                                                               WITNESS                   (TITLE)

                                                                           -----------------------------------------------
                                                                                        PRINT NAME OF WITNESS

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